Exhibit 99.1-3

SHAP 2018-1, LLC CFMT 2019-HB1 Due Diligence Review

December 9, 2019

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2019 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2019-HB1 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,100 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is sub-serviced by Compu-Link Corporation dba Celink (“Celink”). The review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included data driven lien searches, current owner title searches, and Assignment Verification Reports (“AVR”) report results retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,521 HECMs to 1,100 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The 421 drops were requested by SHAP 2018-1, LLC. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Loan Status

MIP Rate

From a sample of 256 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 9/30/2019 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 256 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 9/30/2019 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 256 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 9/30/2019 to the value represented in the data tape. There were no exceptions noted.

Loan Status

From a sample of 256 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. Nine (9) data discrepancy exceptions were identified. No other exceptions noted.

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b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Max Claim Amount

From a sample of 256 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. No exceptions were identified.

Called Due Date

From a sample of 256 HECMs, AMC identified 215 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted seventy-nine (79) exceptions. Of the seventy-nine (79) exceptions, seventy-four (74) were due to a data discrepancy, two (2) discrepancies were due to a rescinded Called Due instance, two (2) discrepancies were due to an unapproved Called Due instance, and one (1) discrepancy was due to missing documentation. No other exceptions were noted.

Celink explained that the seventy-four (74) data discrepancies were as a result of a variance between the Called Due Date recognition by Celink versus the Called Due Date notification to HUD or approval by HUD recognized in HERMIT. Celink further explained that it maintains a disciplined claim preparation and filing process that includes steps to reconcile the Called Due Dates in its systems with those in HERMIT prior to a claim filing event.

UPB at Called Due Date

From a sample of 256 HECMs, AMC identified 215 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by SHAP 2018-1, LLC representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the screen shot to the value represented in the data tape.  There were fifty-four (54) exceptions noted, forty-eight (48) of which were due to the called due date not accurately matching the information provided in the data tape, two (2) due to a rescinded Called Due instance, two (2) due to an unapproved Called Due instance, and two (2) were due to missing documentation. No other exceptions were noted.

Celink explained that forty-three (43) of the (48) UPB at Called Due Date data discrepancies were as a result of UPB at Called Due Date balances that were unable to be boarded to the user interface of its servicing platform if the Called Due Date event occurred prior to its servicing of the loans. The UPB at Called Due Date balances from the prior servicer are stored in its servicing information warehouse, are accurately reflected in the data tape provided, and are utilized accordingly at the time of claim preparation and filing.

Original Note Rate

From a sample of 256 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were seven (7) exceptions notes, six (6) of which were due to data discrepancies and one (1) due to missing documentation. No other exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 256 HECMs, AMC identified 233 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the 233 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by SHAP 2018-1, LLC. There were six (6) exceptions noted, five (5) of which were due to data discrepancies and one (1) due to missing documentation. No other exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 256 HECMs, AMC identified 233 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the 233 HECMs. AMC compared the Index represented in the Note to the Index represented in the tape provided by SHAP 2018-1, LLC. One (1) exception was noted due to missing documentation. There were no other exceptions noted.

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Debenture Rate

From a sample of 256 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC initially found two (2) exceptions that were subsequently cleared with a tape update. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 256 HECMs, AMC identified 119 HECMs with a Foreclosure First Legal Date. AMC reviewed the 119 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by SHAP 2018-1, LLC. AMC’s diligence results identified three (3) total variances, all of which were the First Legal Date from the filing document not matching the data tape. There were no other exceptions noted.

Closing Date

From a sample of 256 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified two (2) total variances. There were no exceptions noted.

Amortization Type

From a sample of 256 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There was one (1) exception noted where the note documentation was not provided. No other exceptions were noted.

FHA Case Number

From a sample of 256 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Original Principal Limit

From a sample of 256 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by SHAP 2018-1, LLC. There were six (6) exceptions noted all due to data discrepancies. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,100 assets in the Securitization Population. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 259 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC initially identified twenty-seven (27) unique HECMs with variances. Twenty (20) exceptions were subsequently cleared with a data tape update. Four (4) variances were due to a date discrepancy, two (2) variances were due to an amount discrepancy, and one (1) variance is due to date and amount discrepancy. No other exceptions were noted.

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AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 260 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified a total of 178 exceptions. One hundred seventy-two (172) variances where due to the property inspection report showed a different result than the data tape, three (3) inspections provided were after the cut-off date, and three (3) HECMS had inspections that were not provided or could not be located by the sub-servicer for review. The variances identified were shared with SHAP 2018-1, LLC. SHAP 2018-1, LLC explained that the occupancy status reflected on the data tape represented the result of a difference in system report compared to the outcome found on the property inspections. Celink does not currently store inspection-based occupancy data in their servicing platform. The different occupancy data source has resulted in the high variance rates.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 260 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The initial due diligence results identified thirty-seven (37) variances. Three (3) variance were cleared with a tape update. SHAP 2018-1, LLC was able to provide alternate identification that evidenced the borrower’s age, but was not present at origination, in the form of Death Certificates for eight (8) loans which did verify borrower’s birthdate, however were not government issued IDs. SHAP 2018-1, LLC was unable to provide borrower documents validating age on nineteen (19) HECMs, four (4) variances were due to the ID being illegible, two (2) variances were due to a data discrepancy, and one (1) variance was due to the wrong borrower’s ID being provided. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 192 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 192 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by SHAP 2018-1, LLC and the sub-servicer. Of the 192 HECMS with advances, AMC identified seventy-six (76) HECMs with over-allowable advances or advances that were unable to be supported by invoice documentation. No other exceptions were noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 254 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 254 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified ten (10) exceptions. SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances on one (1) disbursement and were unable to provide documentation on nine (9) disbursements. There were no other exceptions noted.

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c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 245 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those 245 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system A total of two (2) variances were originally identified. The two (2) of the variances were subsequently cleared after understanding the sub-servicer’s practice on payment of tax bill fees and related mailing charges in combination with a tax payment. The bill fee, mailing charges, and tax amount on the invoice are paid together as a single disbursement. AMC was able to net the tax bill fee ($6-$10 in range) assessed from the total transaction amount in SHAP 2018-1, LLC’s system and match the remaining disbursement amounts to the invoices provided. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 261 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those 261 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There was one (1) variance identified due to a data discrepancy. There were no other exceptions noted.

6.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 198 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

title results

AMC Diligence, LLC Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. Lien searches were conducted for all mortgaged properties located in the State of Texas as part of at least one of the three title reviews described below (O/E Full Title, Black Knight Summary or AVR Summary). For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

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O/E FULL TITLE (736 Mortgage Loans)

AMC Diligence, LLC Review

As part of the due diligence services, the Client provided AMC with identifying data on 736 mortgage loans. There were 123 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Each of these 123 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited on Schedule B of the related title policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 613 mortgage loans.

BLACK KNIGHT SUMMARY (37 Mortgage Loans)

Black Knight Review

As part of the due diligence services, the Client provided AMC with identifying data on 37 mortgage loans and a Black Knight Lien Alert was obtained for these assets. The title evidence obtained indicated that there were no mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.

AVR SUMMARY (327 Mortgage Loans)

AVR Review

As part of the due diligence services, the Client provided AMC with identifying data on 327 mortgage loans and an Assignment Verification Report was obtained for these assets. There were no mortgage loans that were determined to have critical lien issue findings based on the scope of reviews set forth herein.  The title evidence obtained indicated that there were no critical lien issue exceptions on the 327 mortgage loans.

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